UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

June 12, 2007

Date of report (Date of earliest event reported)

WCI COMMUNITIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	0001-31255	59-2857021
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

24301 Walden Center Drive

Bonita Springs, Florida 34134

(Address of Principal Executive Offices)

239-947-2600

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On June 12, 2007, WCI Communities, Inc. issued a press release announcing that it will adjourn its Annual Meeting of Shareholders to August 30, 2007. A copy of the release issued on June 12, 2007 is attached to this Report as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 EXHIBITS

(d) Exhibits

Exhibit Number	Title
99.1	Press Release of WCI Communities, Inc., dated June 12, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WCI COMMUNITIES, INC.

By:	/s/ James D. Cullen
Name:	James D. Cullen
Title:	Vice President

Date: June 12, 2007